BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated April 6, 2017 to the

Statement of Additional Information dated January 27, 2017,

as amended or supplemented to date

Effective March 29, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The Core Portfolio is managed by Peter Stournaras, CFA, and Todd Burnside. The Total Return Portfolio is managed by a team of investment professionals comprised of Rick Rieder, Bob Miller and David Rogal.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund, the Core Portfolio or the Total Return Portfolio, as applicable, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended September 30, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Capital
Philip Green	16	19	7	0	0	2
	$13.18 Billion	$3.69 Billion	$5.78 Billion	$0	$0	$2.96 Billion
Core Portfolio
Peter Stournaras, CFA	13	5	1	0	0	1
	$6.84 Billion	$1.04 Billion	$5.90 Million	$0	$0	$5.90 Million
Todd Burnside*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Total Return
Rick Rieder	10	8	7	0	0	1
	$47.86 Billion	$1.65 Billion	$3.82 Billion	$0	$0	$252.8 Million
Bob Miller	13	7	5	0	0	0
	$48.77 Billion	$9.30 Billion	$3.70 Billion	$0	$0	$0
Dave Rogal**	10	8	1	0	0	0
	$46.63 Billion	$9.78 Billion	$616.0 Million	$0	$0	$0

*	The information provided is as of February 28, 2017.
**	The information provided is as of November 30, 2016.

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of September 30, 2016. Information for Todd Burnside is as of February 28, 2017.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Mr. Stournaras” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Messrs. Stournaras and Burnside

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Fund	Applicable Benchmarks
Peter Stournaras, CFA	Core Portfolio	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications
Todd Burnside	Core Portfolio	Russell 1000 Index (Gross Total Return); S&P 500 Index; FTSE North America in GBP; MSCI Developed — US Net TR Index; FTSE United States in GBP; 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD); Russell 1000, expressed in EUR; Russell 1000 Growth Index; Russell 1000 Value Index (Total Return); Morningstar US Flex-Cap Equity Classification; Morningstar Large Blend Classification; Investment Association North America Classification; Morningstar Large Growth Classification; Morningstar Large Value Classification; Lipper Options Arbitrage/Opt Strategies Funds Classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of September 30, 2016.

Portfolio Manager	Dollar Range
Peter Stournaras, CFA	None
Todd Burnside*	None
Philip Green	None
Bob Miller	None
Rick Rieder	None
David Rogal	None

*	The information provided is as of February 28, 2017.

Shareholders should retain this Supplement for future reference.

SAI-10044-0417SUP